BNY Mellon International Core Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 96.4%
Australia — 1.6%
ASX Ltd.	44,994	1,543,728
Austria — 1.1%
OMV AG	18,643	1,037,034
Bermuda — 1.1%
Hiscox Ltd.	57,881	1,103,555
France — 17.3%
Arkema SA	9,553	584,408
BNP Paribas SA	21,265	2,012,213
Cie de Saint-Gobain SA	13,486	1,369,005
Cie Generale des Etablissements Michelin SCA	46,675	1,547,924
Klepierre SA	59,941	2,373,303
Orange SA	126,116	2,104,267
Publicis Groupe SA	16,085	1,668,677
Sanofi SA	14,469	1,403,750
SCOR SE	28,408	955,101
SPIE SA	23,590	1,357,901
Vinci SA	10,118	1,420,843
		16,797,392
Germany — 8.1%
Daimler Truck Holding AG	9,937	435,733
Deutsche Lufthansa AG	171,173	1,692,629
Deutsche Post AG	23,460	1,284,956
E.ON SE	50,391	955,257
Fresenius SE & Co. KGaA	25,414	1,462,712
Heidelberg Materials AG	663	173,620
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,861	1,889,343
		7,894,250
Hong Kong — .8%
Sun Hung Kai Properties Ltd.	66,000	800,680
Italy — 4.1%
Enel SpA	280,812	2,925,813
Eni SpA	56,371	1,069,252
		3,995,065
Japan — 23.8%
East Japan Railway Co.	76,100	2,013,971
Ebara Corp.	83,600	1,971,836
FUJIFILM Holdings Corp.	52,600	1,123,860
Hitachi Ltd.	40,400	1,253,355
ITOCHU Corp.	200,500	2,530,839
Komatsu Ltd.	63,700	2,036,298
Kurita Water Industries Ltd.	24,100	977,756
Mitsubishi Electric Corp.	94,200	2,763,496
Mizuho Financial Group, Inc.	84,900	3,082,863
Pan Pacific International Holdings Corp.	247,800	1,476,698
Santen Pharmaceutical Co. Ltd.	156,100	1,618,120
Sumitomo Mitsui Financial Group, Inc.	71,100	2,288,237
		23,137,329

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 96.4% (continued)
Netherlands — 5.1%
ASML Holding NV	1,878	2,007,424
ING Groep NV	64,110	1,802,209
Signify NV(a)	45,355	1,114,750
		4,924,383
Singapore — 1.5%
Singapore Exchange Ltd.	107,800	1,416,504
Spain — 4.1%
Banco Santander SA	102,630	1,204,347
Repsol SA	78,660	1,473,262
Unicaja Banco SA(a)	408,533	1,326,787
		4,004,396
Switzerland — 3.0%
Glencore PLC	413,876	2,251,376
Sonova Holding AG	2,518	649,685
		2,901,061
United Kingdom — 24.8%
BAE Systems PLC	48,093	1,105,611
Balfour Beatty PLC	222,924	2,126,306
Barclays PLC	584,815	3,712,435
Bellway PLC	29,011	1,064,933
BP PLC	292,425	1,697,521
GSK PLC	115,330	2,834,297
HSBC Holdings PLC	76,348	1,196,968
Informa PLC	165,775	1,966,395
Johnson Matthey PLC	48,917	1,399,832
Land Securities Group PLC	232,153	1,932,099
Marks & Spencer Group PLC	205,745	915,224
Shell PLC	91,651	3,366,730
Tate & Lyle PLC	156,535	790,837
		24,109,188
Total Common Stocks (cost $74,663,179)		93,664,565

Preferred Dividend Rate (%)
Preferred Stocks — 1.7%
Germany — 1.7%
Volkswagen AG (cost $2,039,744)	6.25	13,893	1,689,716

Exchange-Traded Funds — 0.2%
United States — 0.2%
iShares MSCI EAFE ETF(b) (cost $156,958)	1,941	186,394

1-Day Yield (%)
Investment Companies — .3%
Registered Investment Companies — .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $314,932)	3.89	314,932	314,932

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — .2%
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $189,026)	3.89	189,026	189,026
Total Investments (cost $77,363,839)		98.8%	96,044,633
Cash and Receivables (Net)		1.2%	1,142,713
Net Assets		100.0%	97,187,346

ETF—Exchange-Traded Fund

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, these securities amounted to $2,441,537 or 2.5% of net assets.

(b)
Security, or portion thereof, on loan. At December 31, 2025, the value of the fund’s securities on loan was $184,474 and the value of the collateral was
$189,026, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon International Core Equity Fund
December 31, 2025 (Unaudited)
The following is a summary of the inputs used as of December 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	—	93,664,565	—	93,664,565
Equity Securities - Preferred Stocks	—	1,689,716	—	1,689,716
Exchange-Traded Funds	186,394	—	—	186,394
Investment Companies	503,958	—	—	503,958
	690,352	95,354,281	—	96,044,633

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At December 31, 2025, accumulated net unrealized appreciation on investments was $18,680,794, consisting of $21,482,897 gross unrealized appreciation and $2,802,103 gross unrealized depreciation.
At December 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.